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                                                                    EXHIBIT 32.1



                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of MSX International, Inc. (the "Company") on Form 10-Q for the fiscal period ended June 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Thomas T. Stallkamp
--------------------------
Thomas T. Stallkamp
Chief Executive Officer
August 8, 2003



/s/ Frederick K. Minturn
--------------------------
Frederick K. Minturn
Chief Financial Officer
August 8, 2003





A signed original of this written statement required by Section 906 has been provided to MSX International, Inc. and will be retained by MSX International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.